SCHEDULE 14A INFORMATION

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Q.E.P. CO., INC.

(Name of Registrant as Specified In Its Charter)

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Q.E.P. CO., INC.

1081 Holland Drive

Boca Raton, Florida 33487

June 17, 2004

Dear	Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Q.E.P. Co., Inc. (the “Company”), which will be held at the Company’s principal office, 1081 Holland Drive, Boca Raton, Florida 33487, on July 9, 2004, at 10:00 a.m., local time.

The notice of the meeting and proxy statement on the following pages cover the formal business of the meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, and return the accompanying proxy card in the enclosed envelope in order to make sure your shares will be represented at the Annual Meeting. If you decide to attend the Annual Meeting you may revoke your proxy at any time and vote in person, even if you have previously returned your form of proxy, by following the procedures set forth in this proxy statement.

Your continuing interest in the business of the Company is gratefully acknowledged. We hope you will attend the meeting.

Sincerely,

/s/ LEWIS GOULD
Lewis Gould Chairman and Chief Executive Officer

Q.E.P. CO., INC.

1081 Holland Drive

Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 17, 2004

The Annual Meeting of Stockholders of Q.E.P. Co., Inc. will be held at the Company’s principal office, 1081 Holland Drive, Boca Raton, Florida 33487, on July 9, 2004 at 10:00 a.m., local time, for the following purposes:

1.	To elect five directors to serve until the 2005 Annual Meeting of Stockholders;

2.	To approve an amendment to the Q.E.P. Co., Inc. Omnibus Stock Plan of 1996 (the “Plan”) (i) to increase from 500,000 to 1,000,000, the number of shares of the Company’s Common Stock that may be issued thereunder; (ii) to extend the termination date of the Plan from June 20, 2006 until June 20, 2014; and (iii) to make certain other changes;

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent certified public accountants for the fiscal year ending February 28, 2005; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

By Order of the Board of Directors

/s/ SUSAN J. GOULD
Susan J. Gould Secretary

Boca Raton, Florida
June 17, 2004

Q.E.P. CO., INC.

1081 Holland Drive

Boca Raton, Florida 33487

PROXY STATEMENT

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

This proxy statement is first being sent to stockholders on or about June 17, 2004, in connection with the solicitation of proxies by the Board of Directors of Q.E.P. Co., Inc. (the “Company”), to be voted at the Annual Meeting of Stockholders to be held on July 9, 2004, and at any adjournment thereof (the “Meeting”). The close of business on June 15, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At the close of business on the record date, the Company had outstanding 3,431,550 shares of $0.001 par value Common Stock (“Common Stock”), all of which are entitled to one vote per share at the Meeting.

Shares represented by duly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. If stockholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors recommends a vote FOR the election of directors; FOR the approval of an amendment to the Q.E.P. Co., Inc. Omnibus Stock Plan of 1996 (i) to increase from 500,000 to 1,000,000, the number of shares of the Company’s Common Stock that may be issued thereunder; (ii) to extend the termination date of the Plan from June 20, 2006 until June 20, 2014; and (iii) to make certain other changes; and FOR the ratification of the appointment of the independent certified public accountants. The Board of Directors knows of no other matters that may be brought before the Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A stockholder who signs and returns a proxy may revoke it at any time before it is voted by taking one of the following three actions: (i) voting in person at the Meeting; (ii) giving written notice of the revocation to the Secretary of the Company; or (iii) executing and delivering a proxy with a later date, provided that no revocation will be effective until written notice of the revocation is received by the Company at or prior to the Meeting.

A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. The affirmative vote of at least a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting is required to approve all matters to be voted upon at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by one or more inspectors of election, appointed at the Meeting, who will also determine whether a quorum is present for the transaction of business. Abstentions and broker non-votes will be counted as shares present in the determination of whether shares of the Company’s Common Stock represented at the Meeting constitute a quorum. With respect to all matters to be voted upon at the meeting, abstentions will be treated as votes AGAINST and broker non-votes will not be counted for the purpose of determining whether a proposal has been approved.

The expense of preparing, printing, and mailing proxy materials to stockholders of the Company will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company’s stock.

The executive office of the Company is located at 1081 Holland Drive, Boca Raton, Florida 33487 and the telephone number is (561) 994-5550.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to the Company’s Common Stock beneficially owned on June 15, 2004, by (i) each director and director nominee, (ii) each Named Executive Officer (as defined below), (iii) all directors and executive officers of the Company as a group, and (iv) any person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock outstanding. Beneficial ownership means sole or shared voting power or investment power with respect to a security. The Company has been informed that all shares shown are held of record with sole voting and investment power, except as otherwise indicated. The calculation of the percentage of outstanding shares is based on 3,431,550 shares outstanding as of June 15, 2004.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percent
Lewis Gould(2)	1,719,548	49.0%
Susan J. Gould(3)	439,690	13.0%
Private Management Group(4) 20 Corporate Park, Suite 400, Irving, CA 92606	176,126	5.2%
First Wilshire Securities Management, Inc.(4) 600 South Lake Street, Suite 100, Pasadena, CA 91106	184,847	5.5%
Marc P. Applebaum(5)	53,909	1.6%
Leonard Gould(6)	32,600	1.0%
Christian Nast(7) 56 Creampot Road, Hartland, Vermont 05048	26,314	*
Emil Vogel(7) 649 Hyslip Avenue, Westfield, New Jersey 07090	27,814	*
Geary Cotton(8) 615 Idlewyld Drive, Fort Lauderdale, Florida 33301	1,980	*
John Chrzan(5)	1,500	*
Mervyn Fogel	500	*
All directors and executive officers as a group (9 persons)(9)	1,915,952	52.8%

*	Less than 1%.
(1)	Unless otherwise specified, the address of each person in this table is c/o Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487.
(2)	Includes 387,902 shares of Common Stock held by Mr. Gould as Trustee of a voting trust for the benefit of Susan J. Gould. Mr. Gould has the right to vote such shares until March 15, 2012 pursuant to the terms of a voting trust agreement and a right of first refusal to acquire any shares of Common Stock subject to the voting trust at a price equal to the then prevailing market price of the Common Stock. Includes 83,750 shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996. Includes options for 50,000 shares that may be acquired within 60 days through the exercise of stock options granted in July 2001 outside of the Company’s Omnibus Stock Plan of 1996.
(3)	Includes 387,902 shares of Common Stock held by Mr. Lewis Gould as trustee of a voting trust for the benefit of Susan J. Gould. Mr. Gould has the right to vote such shares until March 15, 2012 pursuant to the terms of a voting trust agreement and has a right of first refusal to acquire any shares of Common Stock subject to the voting trust at a price equal to the then prevailing market price of the Common Stock. Includes 3,750 shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996. In May 1998, the Board of Directors authorized the Company to repurchase from Ms. Gould, from time to time, up to 1,000 shares of Common Stock per month at a price per share equal to $.50 less than the closing price of the Common Stock on the date of repurchase. Ms. Gould is not obligated to sell any shares of Common Stock to the Company. As of June 15, 2004, Ms. Gould has sold a total of 90,000 shares to the Company.
(4)	As reported in the most recent Schedule 13F filed by the respective company.
(5)	In the case of Messrs. Applebaum and Chrzan, the amount includes 51,584 and 1,500 shares, respectively that may be acquired within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996.
(6)	Includes 7,100 shares held as custodian for Mr. Leonard Gould’s children and 22,000 shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996.
(7)	Includes 20,314 shares that may be acquired by each individual within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996.
(8)	Includes 1,980 shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996.
(9)	Includes 255,191 shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s Omnibus Stock Plan of 1996.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Meeting, five directors are to be elected to hold office until the 2005 Annual Meeting of Stockholders and until their successors have been elected and qualified. The five nominees for election as directors are Leonard Gould, Lewis Gould, Christian Nast, Geary Cotton, and Emil Vogel. Each nominee is currently a member of the Board. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees, and that should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable or unwilling to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY’S 2005 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Nominees for Director

Nominee	Age	Position, Principal Occupation, Business Experience and Directorships	Director Since
Lewis Gould	61	Chairman of the Board and Chief Executive Officer of the Company since 1979 (inception).	1979

Emil Vogel(1)(2)	61	President, Tarnow Associates, an executive search firm, since 1982. Director of PubliCARD, Inc. (NASD: CARD), a smart card solutions for educational and corporate campuses company, since 2001.	1997

Christian Nast(1)(2)	72	Chairman, Hartland Pty. Ltd., an investment company, from 2000 to present. Vice Chairman, Chief Executive Officer and President, Rexall Sundown, Inc. (“Rexall”), a nutritional supplement company from 1995 through 2000. From 1989 to 1995, Executive Vice President, North America at Colgate Palmolive Company, a household products company.	1998

Leonard Gould	35	Vice President, National Accounts of the Company, since 1998. Management positions in the Company since 1995. Mr. Gould is the son of Lewis Gould and Susan Gould.	1999

Geary Cotton(2)(3)	52	Consultant to various companies in the area of corporate development since 2001. From 1986 to 2001, Vice President, Treasurer and Chief Financial Officer of Rexall Sundown, a nutritional supplement company.	2002

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Became a member of the Compensation Committee in May 2004.

Other Executive Officers

Executive Officer	Age	Position, Principal Occupation, Business Experience and Directorships
Susan J. Gould	58	Secretary of the Company since 1979 (inception).

Marc P. Applebaum	48	Senior Vice President, Chief Financial Officer and Treasurer of the Company since March 1997. Senior Vice President of Finance and Control and Assistant Treasurer from December 1993 to March 1997 of Pueblo-Xtra International, Inc., a food retailer based in Florida and Puerto Rico. Audit partner with the international accounting firm of Coopers & Lybrand, from 1991 to 1993.

John Chrzan	68	Vice President, Sales of the Company, since 2001. Management positions in the Company since 1994.

Mervyn Fogel	62	Vice President, Business Development since 2002. Sales consultant from 2001 to 2002. Principal in The Home Place PLC., a retailer in the United Kingdom from 1997 to 2000. Vice President of Business Development 1992-1997 of Pentland USA, a division of Pentland PLC. Member of the Board of Directors, Q.E.P. 1997-2000.

The Board of Directors and its Committees

During the fiscal year ended February 29, 2004, the Company’s Board of Directors held five meetings. Each of the Company’s directors attended at least 75% of the total number of Board meetings and meetings of committees of which he is a member that were held during fiscal year 2004. In addition to attending meetings, directors discharge their responsibilities through review of Company reports to directors, correspondence, and telephone conferences with the Company’s executive officers, employees and others regarding matters of interest to the Company. The Board of Directors has determined that the following directors are independent directors as defined by Nasdaq listing requirements: Geary Cotton, Christian Nast, and Emil Vogel. The Board of Directors has standing audit, compensation, and nominating committees.

Audit Committee

The Audit Committee consists of Christian Nast, Emil Vogel and Geary Cotton, each of whom is a non-employee director of the Company and each of whom is independent under Nasdaq listing standards. In accordance with the National Association of Security Dealers guidelines, all Audit Committee members are able to read and understand financial statements. The Board of Directors has determined that Geary Cotton, Chairman of the Audit Committee, is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act and he is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Pursuant to the revised Audit Committee charter adopted in October 2002, as amended in May 2004, the duties of the Audit Committee are to select, retain, and evaluate the Company’s independent certified public accountants, to review and approve in advance all related party transactions, to meet with the Company’s independent certified public accountants to review the scope of audit procedures employed by the Company’s independent auditors, to review and approve the audit reports rendered by the Company’s independent accountants, to review and discuss all factors and relationships affecting the independence of the independent certified accountants and to approve the audit fee and all permissible non-audit services performed by the accountants. During fiscal 2004, the Audit Committee met four times, and the Chairman of the Audit Committee held several meetings with management and the Company’s independent certified public accountants.

Management is responsible for the Company’s financial reporting process and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes, not to conduct auditing or accounting reviews and procedures. Members of the Audit Committee are not required to be accountants or auditors by profession. The Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America.

Audit Committee Report

In fulfilling its oversight responsibilities during fiscal 2004, the Audit Committee reviewed the financial statements included in the quarterly filings with the Securities and Exchange Commission (“SEC”) on Form 10-Q and the audited financial statements in the Annual Report on Form 10-K of the Company with management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of the footnote disclosures contained in, or used in the compilation of, the financial statements of the Company.

The Audit Committee has discussed with the Company’s independent auditors the overall scope and plans for the audit, the results of such audit, Grant Thornton’s evaluation of the Company’s internal controls and the quality of the financial reporting practices of the Company. The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters required to be discussed under general auditing standards, including Statement on Auditing Standards No. 61. Additionally, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors as required by the Independence Standards Board, Standard No. 1.

In reliance on the reviews and discussions referred to above and when considering whether the level of non-audit services provided by Grant Thornton LLP is consistent with the maintenance of its independence, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2004 for filing with the SEC. The Board of Directors of the Company has approved such recommendation.

The foregoing has been furnished by the Audit Committee:

Geary Cotton, Chairman

Christian Nast

Emil Vogel

This section is not “Soliciting Material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation of Independent Certified Public Accountants

The Company incurred the following fees, including expenses billed to the Company, for the fiscal years ended February 29, 2004 and February 28, 2003 by Grant Thornton LLP, the Company’s independent accounting firm:

Audit Fees – Fees for the fiscal 2004 and fiscal 2003 audit and the reviews of the Company’s annual financial statements and interim financial statements included in Forms 10-Q were approximately $361,300 and $267,823, respectively.

Audit Related Fees – Fees for the fiscal 2004 and fiscal 2003 audit of the Company’s 401(K) Plan were approximately $15,000 and $12,000, respectively.

Tax Fees – Fees for the fiscal 2004 and fiscal 2003 tax return preparation, review and Internal Revenue Service examination for the Company’s fiscal 1999 tax return were $60,300 and $81,890, respectively.

All Other Fees – Aggregate fees for all other services, rendered by Grant Thornton LLP for the fiscal year ended February 29, 2004 and February 28, 2003 were approximately $6,900 and $55,868, respectively.

The Audit Committee has not adopted a pre-approval policy or procedure and considers and approves services provided by Grant Thornton LLP on a case by case basis. All fees during fiscal 2004 for non-audit services were approved by the Company’s Audit Committee.

Compensation Committee

The Compensation Committee consists of Christian Nast, Emil Vogel, and Geary Cotton, each of whom is a non-employee director of the Company and each of whom is independent under Nasdaq listing standards. Geary Cotton was appointed as a member of the Compensation Committee in May 2004. The purpose of the Compensation Committee is to recommend to the Board both base salary levels and bonuses for the Chief Executive Officer and the other officers of the Company. The Compensation Committee also reviews and makes recommendations with respect to the Company’s existing and proposed compensation plans, and serves as the committee responsible for awarding grants to employees of options under the Company’s Omnibus Stock Plan of 1996. During fiscal 2004, the Compensation Committee met twice to determine the salary and approve the bonuses of the Company’s executive officers. See “Board Compensation Committee Report on Executive Compensation.”

Compensation of Directors

During fiscal 2004, all non-employee directors were paid a retainer fee of $10,000 each, and $1,000 for attendance at each meeting of the Board of Directors, $2,000 for attendance at each Audit Committee meeting, and $1,500 for attendance at each Compensation Committee meeting. Although the directors have the option to receive their fees in cash or an amount of shares of Company common stock based on their fair value of such stock at the date of each meeting, during fiscal 2004, the directors received only cash. In addition, the non-employee directors received options to purchase 2,000 shares of the Company’s common stock on May 22, 2003 with an exercise price of $8.75 and options to purchase 10,000 shares of the Company’s common stock on October 17, 2003 with an exercise price of $10.40. The exercise prices were equal to the fair market value of such common stock on the dates of grants. The directors are also reimbursed for reasonable travel or other out-of-pocket expenses incurred in connection with attending such meetings. No employee of the Company received any additional compensation for his service as a director.

Nominating Committee

The Nominating Committee consists of Christian Nast and Emil Vogel, each of whom is a non-employee director of the Company and each of whom is independent under Nasdaq listing standards. The Nominating Committee does not currently have a charter but the Committee is currently contemplating whether it should draft and implement a charter. The Nominating Committee does not have a formal policy with regard to the consideration of director candidates recommended by stockholders. Because of the historical small turnover of the Company’s directors, the Company addresses the need to retain members and fill vacancies after discussion among current members of the Nominating Committee, the Board of Directors and the Company’s management. Stockholders may nominate director candidates by complying with certain specific procedural and informational requirements set forth in the Company’s Bylaws.

Certain Relationships and Related Party Transactions

In May 2003, the Company prepaid its subordinated loan facility with HillStreet Fund LP. Funding for this prepayment came from a second term facility provided by the Company’s two financial lenders. Lewis Gould, the Company’s Chairman and Chief Executive Officer, personally guaranteed up to a maximum of $3,000,000 of this loan. The guarantor’s potential liability under the guaranty decreases by an amount equal to each payment made by the Company. Mr. Gould’s potential liability under the guaranty is approximately $1,383,000 as of May 31, 2004. In connection with the guaranty, the Company’s Audit Committee and Board of Directors approved, and the stockholders ratified, an agreement whereby the Company granted its Chairman 50,000 shares of restricted Common Stock. Based on an independent appraisal obtained by the Company, the value of the 50,000 shares was determined to be $275,000 or $5.50 per share. The Company further agreed to indemnify him to the extent of all payments made by the Chairman to the lenders pursuant to the guaranty.

Communication With the Board of Directors and Director Attendance at Annual Meetings

Directors are expected to fulfill their fiduciary duties to the Company’s stockholders, including preparing for and attending meetings of the Board of Directors and the committees of which the directors are a member. The Company does not have a formal policy regarding director attendance at annual meetings. Nevertheless, directors are encouraged to attend. As a result of the postponement of the Company’s 2003 Annual Meeting of Stockholders, only one of the five members of the Company’s Board of Directors attended the 2003 Annual Meeting.

Stockholders may communicate with the Board of Directors by writing to Marc Applebaum, Senior Vice President and Chief Financial Officer, of the Company, care of the Board of Directors (or at the stockholder’s option, care of a specific director), at 1081 Holland Drive, Boca Raton, Florida 33487. The Company will ensure that all communications to the Board of Directors or any particular director (properly marked and addressed as set forth above) will be delivered to the Board of Directors or a specified director, as the case may be.

Code of Ethics

The Board of Directors adopted a Code of Ethics for senior financial officers of the Company in fiscal 2004. It applies to the Company’s Chief Executive Officer, Chief Financial Officer, Controller, and to each of the Finance Directors of the Company’s subsidiaries. The Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct, full and accurate disclosure in periodic reports, and compliance with laws and regulations by the Company’s senior officers who have financial responsibilities. A copy of the Code of Ethics was filed with the Company’s Annual Report on Form 10-K for the fiscal year ending February 29, 2004, filed with the Securities and Exchange Commission on May 27, 2004. The Company will provide a copy of the policy in print without charge to any stockholder who makes a written request to: Marc Applebaum, Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who beneficially own more than ten percent of the outstanding common stock of the Company (“Ten Percent Owners”) to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. The Company’s directors, executive officers and Ten Percent Owners are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports received by it, the Company believes that during the fiscal year ended February 29, 2004, its directors, executive officers and Ten Percent Owners complied with all applicable Section 16(e) filing requirements except for the following: Mr. Geary Cotton and Mr. Christian Nast reported a late transaction on a Form 4 filed on May 27, 2003. Mr. Robert Feuerzeig, a Director whose term expired in July 2003, reported five late transactions on a Form 4 filed on July 14, 2003. Mr. Lewis Gould was late in reporting one transaction on a Form 4 that was filed on August 4, 2003. Ms. Susan Gould reported four late transactions on a Form 4 filed March 6, 2003.

EXECUTIVE COMPENSATION

The following table presents certain information concerning the compensation received or accrued for services rendered during the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002 for the Company’s Chief Executive Officer and the four other highest paid executive officers of the Company in fiscal year 2004 (collectively, the “Named Executive Officers”):

Summary Compensation Table

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus		Other Annual Compensation		Long-term Compensation Number of Securities Underlying Options
Lewis Gould Chairman and Chief Executive Officer	2004 2003 2002	$451,731 435,399 435,383	$347,425 215,000 —		$21,000 19,532 19,532	(1) (1) (1)	— — 90,000
Marc P. Applebaum Chief Financial Officer and Treasurer	2004 2003 2002	$230,096 220,000 220,000	$65,000 65,000 —	(2)	$12,167 9,019 1,819	(1) (1) (1)	— 5,000 16,000
Leonard Gould Vice President National Accounts	2004 2003 2002	$168,279 153,200 127,484	$40,000 35,000 —		$20,360 27,813 5,273	(1) (1) (1)	— 3,000 8,750
John Chrzan Senior Vice President Sales	2004 2003 2002	$139,800 140,028 142,590	— 10,000 —		$2,289 2,096 2,096	(1) (1) (1)	— — 1,500
Mervyn Fogel Vice President Business Development	2004 2003 2002	$114,712 23,077 —	$12,000 — —		$5,400 1,800 —	(1) (1)	— — —

(1)	Represents contributions made by the Company under its 401(k) and profit sharing plan. In the case of Mr. Gould, an automobile allowance in each year in the amount of $18,000. In the case of Mr. Applebaum, included is an automobile allowance of $9,600 and $7,200 in 2004 and 2003, respectively. In the case of Mr. Fogel, included is an automobile allowance in the amount of $5,400 and $1,800 in 2004 and 2003, respectively. In the case of Mr. Leonard Gould, included is tuition reimbursement of $17,360, $25,920 and $3,380 in fiscal 2004, 2003 and 2002, respectively.
(2)	Includes $30,000 previously advanced to Mr. Applebaum in 2001.

Option Grants in Fiscal 2004

There were no option grants pursuant to the Company’s Omnibus Stock Plan of 1996 in the fiscal year ended February 29, 2004 to the Named Executive Officers.

Option Values as of February 29, 2004

No Named Executive Officers exercised stock options in the fiscal year ended February 29, 2004. The following table sets forth certain information with respect to the value of options held by the Company’s Named Executive Officers at February 29, 2004.

Name	Number of Securities Underlying Unexercised Options at February 29, 2004		Value of Unexercised In-the-Money Options at February 29, 2004(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Lewis Gould	120,417	13,333	$1,219,000	$147,463
Marc P. Applebaum	44,583	8,667	$429,708	$96,177
Leonard Gould	18,083	4,917	$171,532	$54,500
John Chrzan	1,000	500	$11,320	$5,660

(1)	Based on the public trading price of the Common Stock of $15.19 on February 29, 2004.

Equity Compensation Plan Information

The following table provides information as of February 29, 2004 about shares of the Company’s Common Stock to be issued upon exercise of options, warrants, and other rights under the Company’s existing equity compensation plans.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options	Weighted Average Exercise Price Of Outstanding Options	Number Of Securities Remaining Available For Future Issuance Under The Equity Compensation Plan (Excluding Securities Reflected In The First Column)
Equity Compensation Plan Approved by Security Holders (1)	305,263	$5.96	105,845
Equity Compensation Plan Not Approved by Security Holders	50,000	$4.00	0

(1)	This plan is the Company’s Omnibus Stock Plan of 1996.

401(k) Plan

Effective March 1, 1995, the Company merged, amended and restated its prior defined contribution profit sharing plan and its prior 401(k) plan into a revised plan (the “401(k) Plan”) to provide retirement income to employees of the Company. The prior plans were, and the 401(k) Plan is intended to remain, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan covers all employees who are at least age 21 and have completed three months of service. It is funded each year by the following contributions: (i) voluntary pre-tax (“salary reduction”) contributions from employees up to a maximum dollar limit set by law (and increased for cost of living changes), (ii) discretionary matching contributions by the Company equal to a percentage of the amount of the employee’s salary reduction contribution, which percentage is to be determined each year by the Company (and may be zero), and (iii) a profit sharing contribution, the amount of which, if any, is determined by the Company in its sole discretion. Upon leaving the Company, each participant is 100% vested with respect to the participant’s contributions and is vested based on years of service with respect to the Company’s matching contributions. Contributions are invested as directed by the participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment upon the participant’s retirement, termination of employment, death or disability.

Employment Agreement

Effective May 12, 2003, the Company entered into an employment agreement with Lewis Gould. The agreement provides that Mr. Gould shall devote his full business time to the Company, may be terminated by the Company for “cause” (as defined in the agreement) and will receive an annual base salary of $456,750 subject to adjustment for cost of living increases and other factors. The agreement provides that Mr. Gould may receive stock options and an annual bonus at the discretion of the Board of Directors. He will also receive lump sum compensation equal to 2.9 times his annual salary and bonus and all insurance and other benefits for the longer of the term of the agreement or three years in the event of his termination following a non-negotiated change in control of the Company. The agreement also provides Mr. Gould with an automobile allowance. The agreement is for a five-year term and is subject to successive one-year renewals thereafter.

Compensation Committee Interlocks and Insider Participation

During fiscal 2004, the members of the Compensation Committee were Christian Nast and Emil Vogel, each of whom is a non-employee director of the Company and each of whom is an independent director as defined by the Nasdaq listing standards. On May 14, 2004 Geary Cotton became a member of the Compensation Committee. See “Board Compensation Committee Report on Executive Compensation.”

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Board Compensation Committee Report on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

Board Compensation Committee Report On Executive Compensation

All executive officer compensation for fiscal 2004 was established by the Compensation Committee. In determining executive officer compensation, the Committee took into consideration all factors it deemed relevant, including business conditions in general and in the Company’s line of business, the Company’s performance, and the performance of the specific executive officer under consideration. In addition to salaries and retirement plan contributions, the compensation program for executive officers also includes awards of stock options under the Company’s Omnibus Stock Plan of 1996; however, no such rewards were granted in fiscal 2004.

The compensation for Mr. Gould was governed by the terms of an employment agreement entered into in May 2003, which provided for an adjustment to his annual salary based on the change in the cost of living index. During fiscal 2004, Mr. Gould’s annual salary was $451,731, and he received an annual discretionary bonus of $347,425. In determining the base salary and bonus to be paid to Mr. Gould, the Compensation Committee considered a number of factors, including the Company’s increase in net profit for the fiscal year and the overall performance of the Company attributable to Mr. Gould’s efforts, business conditions in general, and market compensation for executives with similar background and experience. The Compensation Committee determined the bonus for Mr. Gould after reviewing the results for the prior year. It considered the fact that the Company’s sales increased in excess of 10% to a record $143,300,000 and that net income increased to approximately $3,500,000 net of the costs associated with the put liability and the refinancing of the Company’s subordinated debt. The committee also took into consideration the acquisitions that took place during the year in the United Kingdom and Ireland and the Company’s success in integrating those businesses.

This report is provided by each member of the Compensation Committee who participated in determining 2004 executive officer compensation, and who currently serves as a member of the Company’s Board of Directors.

Emil Vogel

Christian Nast

PERFORMANCE GRAPH

The following graph is a comparison of the cumulative total returns for the Company’s Common Stock as compared with the cumulative total return for the NASDAQ Stock Market (U.S.) Index and the Russell 2000 Index. The Securities and Exchange Commission rules provide that the Company may compare its returns to those of issuers with similar market capitalization if the Company does not use a published industry or line-of-business index as a comparison and does not believe it can reasonably identify a peer group. After reasonable inquiry, the Company determined that no existing published industry or line-of-business indexes were applicable to the Company’s business. In addition, the Company was unable to identify a peer group of publicly traded companies to which it believed a reasonable and meaningful comparison could be made. Therefore, the Company determined to compare its returns to those of the Russell 2000 Index, an index which the Company believes includes companies with market capitalizations similar to its own. The graph assumes that $100 was invested in the Company’s Common Stock on February 28, 1999 and in each of the indexes on such date, and that all dividends were reinvested.

Graph produced by Research Data Group, Inc.	3/30/2004

	2-28-99	2-29-00	2-28-01	2-28-02	2-28-03	2-29-04
Q.E.P. Co., Inc.	$100	$94.12	$58.82	$62.50	$95.59	$217.43
NASDAQ Stock Market (U.S.)	$100	$208.38	$107.16	$65.17	$61.44	$90.46
Russell 2000	$100	$149.28	$124.14	$124.56	$97.04	$159.54

The Company cautions that the stock price performance shown in the graph above should not be considered indicative of potential future stock price performance.

PROPOSAL 2—APPROVAL OF AN AMENDMENT TO THE

Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 2004

On May 14, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment to the Q.E.P. Co., Inc. Omnibus Stock Plan of 1996 (the “Plan”). The proposed amendment to the Plan will (i) increase the maximum number of shares of Common Stock available for issuance pursuant to stock options and other equity-based incentives (collectively “awards”) granted under the Plan from 500,000 shares to 1,000,000 shares; (ii) extend the termination date of the Plan from June 20, 2006 until June 20, 2014; and (iii) make certain other changes. As of June 15, 2004, options to purchase 394,155 shares of Common Stock had been granted. The Company intends to register the additional shares to be authorized under the Plan with the Securities and Exchange Commission promptly upon obtaining Shareholder approval to amend the Plan.

The purpose of the Plan is to promote the interests of the Company and its stockholders and the Company’s success by providing a method whereby a variety of equity-based incentives can be granted to employees and directors of the Company and its subsidiaries and to selected consultants. The number of shares of Common Stock remaining available for grants under the existing Plan is not expected to be sufficient to adequately provide incentives to such persons.

A SUMMARY OF THE PRINCIPAL FEATURES OF THE PLAN IS PROVIDED BELOW, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE AMENDED PLAN WHICH IS INCLUDED AS EXHIBIT B TO THIS PROXY STATEMENT.

GENERAL

Awards granted under the Plan may consist of: options (“Options”) to purchase a specified number of shares of Common Stock at a stated price per share, which may include options which qualify as “incentive stock options” (“ISOs”) pursuant to the Internal Revenue Code of 1986, as amended (the “Code”); shares of Common Stock which are subject to certain restrictions and a risk of forfeiture of such shares to the Company (“Restricted Stock”); shares of Common Stock or cash distributed upon the attainment of certain objectives (“Performance Units” and “Performance Shares”); and rights to receive cash in an amount equal to the positive appreciation in value of a specified number of shares of Common Stock over a period of time (“Stock Appreciation Rights”). Within certain limits and subject to applicable law, the Board has the right to alter, amend or revoke the Plan.

SHARES AVAILABLE FOR ISSUANCE

If the proposed amendment to the Plan is approved and implemented, 605,845 shares of Common Stock will be available for awards under the Plan (an increase of 500,000 shares above the number currently available), representing approximately 15.0% of the currently outstanding shares of Common Stock (after giving effect to the issuance of such shares). Based on the closing price of $14.25 per share of the Common Stock on June 10, 2004, the aggregate value of 605,845 shares reserved for issuance under the Plan is approximately $8,633,000. Subject to stockholder approval of the Plan and subject to the continued availability of shares for the granting of awards under the Plan, authority to grant awards under the Plan will continue until June 20, 2014 unless the Plan is terminated prior to such date by the Board of Directors of the Company (the “Board”). In the event of certain changes in the number or kind of outstanding shares of Common Stock, an appropriate adjustment will be made with respect to existing and future awards. The proceeds received by the Company from the sale of stock under the Plan will be added to the general funds of the Company.

ELIGIBILITY; ADMINISTRATION

All employees of the Company or its subsidiaries, all non-employee directors of the Company or its subsidiaries, and consultants to the Company or its subsidiaries are eligible to receive awards under the Plan, provided that only employees of the Company and its subsidiaries are eligible to receive ISOs. As of June 11, 2004, the Company had three non-employee directors and approximately 500 employees. The Plan defines the term “subsidiary” to mean a corporation or other business entity (i) of which the Company directly or indirectly has an ownership interest of 50% or more, or (ii) of which the Company has the right to elect or appoint 50% or more of the Board of Directors or other governing body. The Plan is required to be administered by the Company’s Compensation Committee (the “Compensation Committee”) which at all times includes at least three non-employee directors. The Compensation Committee, which is currently comprised of Messrs. Cotton, Vogel and Nast, administers the Plan. The Compensation Committee has the power to interpret the provisions of the Plan, to select the eligible persons who are to receive awards under the Plan, to determine the type of award, the amount thereof and all other terms of each award and to make all other decisions with respect to the Plan and any awards granted thereunder.

STOCK OPTION AWARDS

GRANTING OF OPTIONS. The Committee is authorized to grant Options to eligible persons (“Optionees”), which may be either ISOs or non-qualified stock options (“NSOs”). All ISOs are intended to comply with the provisions of the Code applicable to ISOs. The exercise price of any ISO must be equal to or greater than the Fair Market Value of the Common Stock on the date of the grant. Any ISOs granted to a holder of 10% or more of the combined voting power of the capital stock of the Company must have an exercise price equal to or greater than 110% of the fair market value of the Common Stock on the date of grant and may not have a term exceeding five years from the grant date. For purposes of the Plan, “Fair Market Value” generally means the closing sale price of the Common Stock on the preceding trading day on the principal national securities exchange on which the Common Stock is traded. The exercise price of NSOs shall be determined by the Committee on the date that the NSO is granted, but may not be less than 85% of the Fair Market Value. The term of any option may not be greater than 10 years from the date of grant, and in the case of non-employee directors and consultants may not be less than five years.

EXERCISABILITY. Options shall become exercisable in whole or in part by the Optionee during such period as the Committee shall determine at the date of grant, provided that no Optionee that is subject to Section 16 under the Securities Exchange Act of 1934, as amended, may sell or dispose of shares of Common Stock acquired upon the exercise of an Option except as expressly permitted by the Exchange Act. The Committee may, in its sole discretion, accelerate the time at which any Option becomes exercisable.

TERMINATION. Subject to the limitations described under “Granting of Stock Options” above, each Option shall expire on such date or dates as the Committee shall determine at the time the Option is granted. Upon an Optionee’s termination of service with the Company each unexercised Option (that at such time is exercisable) may be exercised as follows: (i) if termination of service is on account of death or disability, within 12 months of such event; (ii) if termination of service is on account of retirement, within three months of such termination; (iii) if termination of service is on account of resignation, within one month of such termination; (iv) if termination of service is for “cause” (as defined by Company policy), no portion of the unexercised option may be exercised after such termination; and (v) if termination of service is for any reason other than death, retirement, resignation, cause or disability, options may be exercised within three months of such termination. Notwithstanding the above, the Committee may accelerate the exercisability of Options and permit Options to remain exercisable after an Optionee’s termination of service for periods longer than those described above.

PAYMENT OF EXERCISE PRICE. Payment for shares of Common Stock purchased upon exercise of an Option must be made in full at the time of purchase. Payment must be made in cash, or at the discretion of the Committee, but only to the extent permitted under applicable law (including the Sarbanes-Oxley Act of 2002), all or a part of the purchase price may be paid by delivery of Optionee’s full recourse promissory note, delivery of shares of Common Stock owned by the Optionee for at least six months and valued at their Fair Market Value on the date of transfer, or any combination of such payment methods.

OTHER TERMS. Each Option shall be evidenced by a written agreement containing such terms and conditions consistent with the Plan as shall be established by the Committee. Any Option granted may be amended or cancelled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Option agreement or with the consent of the participant to whom such Option was granted.

RESTRICTED STOCK

The Committee may grant awards of Restricted Stock on such terms and conditions as it may determine, including the time period over which such awards shall become vested, the date or dates as of which the risk of forfeiture of the Restricted Stock shall lapse in whole or in part, the establishment of conditions for the lapse or termination of the risk of forfeiture other than the expiration of the vesting period, and the circumstances under which vesting will be waived or accelerated. Grants of Restricted Stock may be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such Restricted Stock shall be paid in cash or at the discretion of the Committee, but only to the extent permitted under applicable law (including the Sarbanes-Oxley Act of 2002), all or a part of the purchase price may be paid by delivery of Optionee’s full recourse promissory note, delivery of shares of Common Stock already owned by the Optionee for at least six months and valued at Fair Market Value, or any combination of those methods of payment, provided that no less than the par value of the stock is paid in cash, and the participant has rendered no less than three months prior service to the Company. The Committee has the right to grant the person receiving the Restricted Stock all or any rights of a stockholder while the shares continue to be subject to restriction.

PERFORMANCE UNITS AND PERFORMANCE SHARES

The Committee may grant awards in the form of Performance Units and Performance Shares on such terms and conditions as it determines. Performance Units and Performance Shares refer to a commitment by the Company to make a distribution to a Participant based upon (i) the attainment of performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Units or Performance Shares, as established by the Committee. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof as determined by the Committee. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method base on the Fair Market Value of the Common Stock over a series of consecutive trading days. Performance Units and Performance Shares shall not have any voting rights, but the Committee may attach rights to receive dividends to any award of Performance Units or Performance Shares.

STOCK APPRECIATION RIGHTS

The Committee may grant awards of Stock Appreciation Rights on such terms and conditions as it determines. A Stock Appreciation Right entitles the recipient to receive from the Company an amount equal to the positive difference between (i) the fair market value of the Common Stock on the date of exercise of the Stock Appreciation Right and (ii) the grant price or some other amount as the Committee may determine at the date of grant (but not less than the Fair Market Value on the date of grant). Stock Appreciation Rights may be awarded in tandem with an Option, in addition to an Option or may be free standing and unrelated to an Option. Settlement of Stock Appreciation Rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee. Stock Appreciation Rights granted to persons subject to Section 16 include certain restrictions on exercisability.

TAX CONSEQUENCES

The following discussion addresses certain federal tax consequences in connection with the Plan. State tax treatment is subject to individual state laws and is not reviewed in this discussion.

INCENTIVE STOCK OPTIONS. An ISO results in no taxable income to the Optionee or deduction to the Company at the time it is granted or exercised. If the Optionee retains the stock received as a result of the exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then any gain on the sale of such stock will be treated as long-term capital gain. If the stock is disposed of during this period (a “Disqualifying Disposition”), the Optionee will realize ordinary income equal to the lesser of (i) the difference between the fair market value of the stock at the time of exercise and the option exercise price, or (ii) the difference between the sales price for the stock and the option exercise price. In the event of a Disqualifying Disposition, any gain realized on the sale of the stock measured from the date of exercise will be treated as a capital gain. The Company is entitled to a federal income tax deduction, equal to the amount of ordinary income realized by the Optionee, only if a Disqualifying Disposition occurs.

NONQUALIFIED STOCK OPTIONS. An NSO results in no taxable income to the Optionee or deduction to the Company at the time it is granted. Upon exercise of an NSO, the Optionee will realize ordinary income equal to the difference between the option exercise price and the then Fair Market Value of the shares. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction in the year of exercise equal to the ordinary income realized by the Optionee. Any gain realized on the sale of the stock measured from the date of exercise will be treated as a capital gain.

RESTRICTED STOCK AWARDS. Restricted Stock results in no taxable income to the recipient so long as the Restricted Stock is subject to a substantial risk of forfeiture and is not transferable. Generally, at the time either the substantial risk of forfeiture terminates with respect to a Restricted Stock award or the Restricted Stock becomes transferable, the then Fair Market Value of the stock will constitute ordinary income to the recipient. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction equal to the ordinary income realized by the recipient. Any gain realized on the sale of the Restricted Stock measured from the date of the termination of the substantial risk of forfeiture or the date the Restricted Stock becomes transferable will be treated as a capital gain.

PERFORMANCE UNITS AND PERFORMANCE SHARES. The grant of Performance Units and Performance Shares result in no taxable income to the Participant or deduction to the Company. Upon settlement of Performance Units and Performance Shares, the Participant will realize ordinary income equal to the entire amount received by the Participant. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction in the year of settlement equal to the ordinary income realized by the Participant.

STOCK APPRECIATION RIGHTS. A Stock Appreciation Right results in no taxable income to the recipient or deduction to the Company at the time it is granted. Upon exercise of a Stock Appreciation Right, the recipient will realize ordinary income equal to the entire amount received by the recipient. Subject to the applicable provisions of the Code, the Company will be entitled to a federal income tax deduction in the year of exercise equal to the ordinary income realized by the recipient.

OPTIONS GRANTED UNDER PLAN

The following table sets forth certain information relating to options to purchase Common Stock outstanding under the Plan as of the date of this Proxy Statement.

NAME AND POSITION	EXERCISE PRICE (1)	NUMBER OF OPTIONS GRANTED
Lewis Gould Chairman, Chief Executive Officer	$5.55	83,750
Marc Applebaum Vice President, Chief Executive Officer	$5.31	53,250
Leonard Gould Vice President, National Accounts	$5.36	23,000
John Chrzan Senior Vice President, Sales	$3.87	1,500
Mervyn Fogel	—	—
Executive Group	$5.43	160,000
Non-Executive Director Group	$7.08	90,000
Director Nominees
Non-Executive Officer Employee Group	$5.71	29,263

(1)	All options reflected in this table are presently exercisable. The exercise price of all option grants reflects the weighted average fair market value of a share of Common Stock on the date of grant, and in the case of certain ISOs 110% of fair market value on the date of grant.

NEW PLAN BENEFITS

The Company currently cannot determine the number of options to be received in the future by the Named Executive Officers, non-employee directors, all current executive officers as a group or all employees (including current officers who are not executive officers) as a group, as a result of the proposed increase in the number of shares available under the Plan, or what amounts would have been received by any person or group of persons for fiscal 2004 if the proposed increase in the number of shares available under the Plan had been in effect.

APPROVAL BY STOCKHOLDERS

In order to be adopted, the amendments to the Q.E.P. Co., Inc. Omnibus Stock Plan of 1996 must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock represented at the Meeting and entitled to vote. Under Delaware law, shares entitled to cast votes on this proposal at the Meeting as to which voting on this proposal is withheld will be treated as being present at the Meeting and entitled to vote and thus will have the same effect as a vote of such shares against this proposal. Broker non-votes on shares entitled to cast votes on this proposal at the meeting will be treated for quorum purposes as being present at the Meeting and entitled to vote but will not be counted in determining whether this proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996. UNLESS OTHERWISE INDICATED BY YOUR PROXY VOTE, THE SHARES WILL BE VOTED FOR ADOPTION OF THE PROPOSED AMENDMENTS TO THE Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996.

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Company’s Audit Committee has appointed Grant Thornton LLP, Weston, Florida, as the Company’s independent certified public accountants to audit the consolidated financial statements of the Company for the year ending February 28, 2005. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders. The Company has not had any changes in or disagreements with its independent accountants on accounting or financial disclosure issues. If the stockholders do not ratify the appointment of Grant Thornton LLP, the Company will select other independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING FEBRUARY 28, 2005.

Annual Report

The Company’s Annual Report to Stockholders, including financial statements for the year ended February 29, 2004, is being distributed to all stockholders of the Company together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of such report are available upon request. Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended February 29, 2004, without charge. Please direct written requests to: Marc Applebaum, Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487.

Proposals of Stockholders

Pursuant to Rule 14a-8 under the Exchange Act, stockholders of the Company may present proper proposals for inclusion in the Company’s Proxy Statement and form of proxy for consideration at the next annual meeting by submitting their proposals to the Company in a timely matter. Any stockholder of the Company who wishes to submit a proposal for inclusion in the Proxy Statement and form of proxy for action at the Year 2005 Annual Meeting of Stockholders of the Company must comply with the Company’s Bylaws and the rules and regulations of the SEC then in effect. Such proposal must be mailed to the Company at its principal executive offices, Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487, Attn: Marc Applebaum, and must be received by the Company by February 18, 2005. In any event, any such proposal will be considered untimely for purposes of Exchange Act Rule 14a-5(e)(2), and any proxy granted with respect to the 2005 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to such proposal, if notice of such proposal is not received by the Company before May 3, 2005.

EXHIBIT A

Q.E.P. CO., INC.

AUDIT COMMITTEE CHARTER

(Last Revised: May 14, 2004)

I.	PURPOSE

The primary function of the Audit Committee of the Board of Directors of Q.E.P. Co., Inc. (the “Corporation”) is to 1) oversee the accounting and financial reporting processes of the Corporation; 2) oversee the audits of the financial statements of the Corporation; 3) ensure the quality and integrity of the processes and procedures, and 4) oversee the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and system of internal controls and the integrity of the Corporation’s financial statements.

•	Review and evaluate the work of the Corporation’s internal auditors and outside auditors.

•	Confirm the qualification and independence of the Corporation’s outside auditors.

•	Provide an open avenue of communication among the outside auditors, financial and senior management, and the Board of Directors.

•	Monitor the Corporation’s disclosure controls and procedures.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall have at least three members. Each Audit Committee member shall be “independent,” as defined in accordance with the rules of the Nasdaq Stock Market (“NASDAQ”), the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No person shall be deemed independent if he or she is an employee or other affiliated person of the Corporation or one of its subsidiaries, or if he or she accepts any consulting, advisory or other compensatory fee from the Corporation. The members of the Audit Committee shall be financially literate and able to read and understand financial statements. At least one member of the Audit Committee shall satisfy both of the following requirements: (1) he or she shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such individual’s financial sophistication, including having been a chief executive officer, chief financial offer or other senior officer with financial oversight responsibilities; and (2) he or she shall constitute an audit committee “financial expert” for purposes of the Act and the rules of the Commission under the Act. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

The members of the Committee shall be selected by the Board at the annual organizational meeting of the Board and shall serve until the next annual meeting or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee should meet at least annually with management and the outside auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee should meet with the outside auditors and management quarterly to review the Corporation’s financial statements. A majority of the Audit Committee shall constitute a quorum, and the action of a majority of the members of the Audit Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Audit Committee. The Chair of the Committee shall report to the Board of Directors following the meetings of the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

•	Review with financial management and the outside auditors the Corporation’s Annual and Quarterly Reports submitted to the Commission or the public and earnings press releases and earnings guidance prior to their filing or release.

•	Consider and respond to disclosure to the Audit Committee of fraud or internal control deficiencies discovered by senior officers of the Corporation in those officers’ evaluation of the Corporation’s disclosure controls and procedures.

•	Discuss the Corporation’s policies with respect to risk assessment and risk management with senior management and the Corporation’s outside auditors.

•	Take any action the full Board of Directors might take with respect to reports from management, the internal auditors and the outside auditors assessing the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or the Commission or any other significant developments that may have an effect on matters within the scope of the Board of Directors’ or Audit Committee’s authority.

•	Discuss with management weaknesses or concerns in the disclosure controls and procedures of the Corporation, as the Committee deems necessary and appropriate.

•	Consider such other matters in relation to the financial affairs of the Corporation and its accounts and in relation to the external audit of the Corporation as the Audit Committee may, in its discretion, determine to be advisable.

Outside Auditors

•	Select and retain, evaluate, and where appropriate, discharge and replace the Corporation’s outside auditors (or nominate the outside auditors to be proposed for stockholder approval in any proxy statement), taking into account considerations of independence and effectiveness, and approve the fees and other compensation to be paid to the outside auditors.

•	Confirm that the outside auditors satisfy the auditing, quality control, ethics and independence requirements of the Act (and the accounting board created pursuant to the Act), the rules of the Commission under the Act and, if applicable, the rules of NASDAQ.

•	On an annual basis, obtain from the outside auditors a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard 1, and review and discuss with the outside auditors all significant relationships the outside auditors have with the Corporation to determine the outside auditors’ independence.

•	Actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors and take appropriate action to oversee the independence of the outside auditors.

•	Ensure that the outside auditors do not provide to the Corporation any non-audit services, the provision or receipt of which is prohibited by the Act or the rules of the Commission under the Act.

•	Approve in writing in advance any provision by the outside auditors to the Corporation of any non-audit services the provision of which is not prohibited by the Act or the rules of the Commission under the Act and ensure that such permitted services are not provided to the Corporation without the Audit Committee’s prior approval except where permitted by the Act or the rules of the Commission under the Act.

•	Periodically consult with the outside auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation’s financial statements.

•	At least annually, obtain and review a report by the outside auditors describing: (i) their firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of their firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

•	Review with the outside auditors any audit problems and management’s response.

•	Resolve disputes between management and the outside auditors regarding financial reporting.

•	Consider such other matters in relation to the Corporation’s external audit coverage as the Audit Committee may, in its discretion, determine to be advisable.

2

Financial Reporting Process

•	In consultation with the outside auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external.

•	Consider the outside auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

Miscellaneous

•	Review and approve in advance, and oversee, all related party transactions.

•	Establish procedures for receiving and responding to complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	Review and reassess this Charter at least annually and propose to the Board any recommended changes.

•	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

•	Retain and determine funding for independent counsel, auditors, or others to assist the Audit Committee in the conduct of any investigation, or to discuss matters that may have a significant impact on the Corporation, including those matters that may affect its financial reporting, auditing procedures or compliance policies and programs.

The Audit Committee shall have unrestricted access to Corporation personnel and documents and will be given the resources necessary to operate under this charter.

3

EXHIBIT B

Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996

(Proposed)

PURPOSE

The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporations’ success through awards of incentive stock options, nonqualified stock options, restricted stock, performance units, performance shares, dividend equivalents and other incentive awards to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants who, in the course of their business activities, direct a significant amount of business to the Corporation.

DEFINITIONS

“AWARD” means any form of stock option, restricted stock, Performance Unit, Performance Share, stock appreciation right, dividend equivalent or other incentive award granted under the Plan.

“AWARD NOTICE” means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

“BOARD OF DIRECTORS” means the Board of Directors of the Corporation.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMMITTEE” means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, it is intended that the Committee will be composed in a manner that meets the requirements described in Exchange Act Rules 16b-3(d)(1) and 16-3(b)(3) such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act. If at any time no Committee shall be in office, the functions of the “Committee” under the Plan shall be exercised by the Board.

“COMMON STOCK” means shares of the common stock, par value $.001 per share, of the Corporation.

“CONSULTANT” means any individual who renders services directly to the Corporation or a Subsidiary or to the Corporation’s customers as defined and designated from time to time by the Committee.

“CORPORATION” means Q.E.P. Co., Inc.

“DIRECTOR” means a member of the Board or a member of the board of directors of a Subsidiary.

“EMPLOYEE” means any employee of the Corporation or a Subsidiary whose performance the Committee determines can have a significant effect on the success of the Corporation. The term “Employee” shall not include any individual who is not treated as an employee on the payroll records of the Corporation or applicable Subsidiary, even if such individual is determined to be a common law employee by a court or governmental agency.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“FAIR MARKET VALUE” means, as of a specified date, (i) if the Common Stock is listed for trading on The Nasdaq Stock Market or a national securities exchange, the per share closing sale price of the Common Stock on such date on the exchange on which it is so listed, as the case may be, (ii) if the Common Stock is not listed for trading on The Nasdaq Stock Market or a national securities exchange, but is traded in the over-the-counter market, the per share closing bid price of the Common Stock on such date as reported by Nasdaq or an equivalent generally accepted reporting service, (iii) if the Common Stock is not listed for trading on The Nasdaq Stock Market or on any national securities exchange and if trading in the Common Stock is not reported by Nasdaq, the lowest per share bid price of the Common Stock on such date as reported in the “pink sheets” published by National Quotation Bureau, Incorporated, (iv) if no such reported price is reported for such date pursuant to (i), (ii), or (iii) above, then the closing sale price, closing bid price or lowest per share bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the amount determined by the Committee, using such factors as the Committee considers relevant and acting in good faith and in conformity with the requirements of Section 422 of the Code, pursuant to such method as it may establish for determining Fair Market Value.

“PARTICIPANT” means any individual to whom an Award is granted under the Plan.

“PERFORMANCE SHARE” means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

“PERFORMANCE UNIT” means a Unit valued by reference to designated criteria established by the Committee, other than Common Stock.

“PLAN” means this Plan, which shall be known as Q.E.P. Co., Inc. Omnibus Stock Plan of 1996, as amended.

“RULE 16B-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“SUBSIDIARY” means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which the Corporation has the right to elect or appoint 50% or more of the members of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries and any Subsidiary hereafter acquired.

“UNIT” means a bookkeeping entry used by the Corporation to record the grant of an Award until such time as the Award is paid, cancelled, forfeited or terminated.

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have the exclusive authority to (i) construe and interpret the Plan; (ii) promulgate, amend and rescind rules relating to the implementation of the Plan; (iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Consultants and affiliated individuals who shall be granted Awards, the number of shares of Common Stock or Units to be subject to each Award, the Award price, if any, the vesting or duration of Awards, and the designation of stock options as incentive stock options or non-qualified stock options; (iv) determine the disposition of Awards in the event of a Participant’s divorce or dissolution of marriage; (v) determine whether Awards will be granted alone or in combination or in tandem with other Awards;

(vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit.

Subject to the requirement of applicable law, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such rules, conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons who are subject to Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan. A member of the Committee will not be liable for performing any act or making any determination in good faith.

The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

Any Awards granted to the officers of the Corporation considered “covered employees” under Code section 162(m)(3) which are intended to comply with the exemption provided by Code section 162(m)(4)(C) shall be approved by the Board or a committee of the Board (which may be the Committee) that meets the requirements of Section 1.162-27(e)(3) of the Income Tax Regulations.

ELIGIBILITY

Any Employee is eligible to become a Participant in the Plan.

Directors who are not Employees of the Corporation or a Subsidiary shall receive Awards in accordance with Section 7.

Consultants who are not Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

SHARES AVAILABLE

Subject to Section 16 of the Plan, the maximum number of shares of Common Stock available for Award grants (including incentive stock options) shall be 1,000,000. Notwithstanding the foregoing sentence, the maximum number of shares of Common Stock that may be awarded under this Plan in the form of restricted stock awards pursuant to Section 10 may be limited by the Committee. Any shares of Common Stock subject to an Award that expires or otherwise terminates without having been exercised, any shares of Common Stock that are subject to an Award that are forfeited, and any shares of Common Stock withheld for the payment of taxes with respect to an Award shall continue to be available for Awards under the Plan.

TERM

The Plan became effective on June 20, 1996, and shall continue in effect until June 20, 2014.

SPECIAL RULES FOR AWARDS OF OPTIONS TO NON-EMPLOYEE DIRECTORS AND CONSULTANTS

Options granted to Participants who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:

The exercise price of the option shall be not less than 85% of the Fair Market Value on the date of grant of the option, payable in accordance with the alternatives stated in Section 9.B.(ii) of the Plan;

The term of the option shall be not less than five nor more than ten years;

The options shall be exercisable in accordance with such vesting and other conditions as the Committee shall specify; and

The options shall be subject to Section 14 of the Plan.

[Intentionally Omitted]

STOCK OPTIONS

Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options). Each stock option granted shall be evidenced by a written option agreement executed by the Corporation and the Participant who receives the option.

Subject to Section 9.C relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

The exercise price shall be the price set by the Committee but may not be less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, but only to the extent permitted under applicable law (including the Sarbanes-Oxley Act of 2002), all or part of the purchase price may be paid by delivery of the optionee’s full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six months and valued at its Fair Market Value, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

Promissory notes given as payment of the exercise price, if permitted by the Committee, but only to the extent permitted under applicable law (including the Sarbanes-Oxley Act of 2002), shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; and the optionee shall give such security as the Committee deems necessary to ensure full payment.

The term of an option may not be greater than ten years from the date of the grant.

Neither a person to whom an option is granted nor such person’s legal representative, heir, legalee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such option unless and until such person has exercised the option.

2

The following special terms shall apply to grants of incentive stock options:

Subject to Section 9.C (ii) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five years from the date of the grant.

No incentive stock option shall be granted to a person in his capacity as an Employee of a Subsidiary if the Corporation has less than 50% ownership interest in such Subsidiary.

The aggregate Fair Market Value, determined on the date of grant, of Common Stock with respect to which any Incentive Stock Options under the Plan and all other plans of the Corporation or its Subsidiaries may become exercisable by any individual for the first time in any calendar year shall not exceed $100,000.

Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to Employees, that such incentive stock options are non-transferable, and which shall conform to all other requirements of the Code.

RESTRICTED STOCK

Awards may be granted in the form of restricted stock.

Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, but only to the extent permitted under applicable law (including the Sarbanes-Oxley Act of 2002), all or part of the purchase price may be paid by delivery of the Participant’s full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three months prior service to the Corporation.

Restricted stock awards shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any rights of a stockholder while such shares continue to be subject to restrictions.

PERFORMANCE UNITS AND PERFORMANCE SHARES

Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.

Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalent to such Awards.

STOCK APPRECIATION RIGHTS

Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between (i) the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).

Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee.

DEFERRAL OF AWARDS

At the discretion of the Committee, payment of an Award, dividend equivalent, or any potion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

3

EXERCISE OF STOCK OPTIONS OR OTHER AWARDS UPON TERMINATION OF EMPLOYMENT OR SERVICES

Except as otherwise provided by the Committee or by the Board of Directors pursuant to Section 14.B. hereof, and subject to Section 22 hereof, options granted under the Plan shall be exercisable upon the Participant’s termination of service within the periods set forth below. With respect to Consultants who receive options under the Plan, the Committee shall determine what shall constitute termination of service for purposes of this Section 14.

If on account of death, stock options may be exercised within 12 months of such event by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution;

If on account of retirement (as defined from time to time by Corporation policy), stock options may be exercised within three months of such termination;

If on account of resignation, stock options may be exercised within one month of such termination;

If for cause (as defined from time to time by Corporation policy), no unexercised option shall be exercisable to any extent after termination;

If on account of the taking of leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide;

If on account of disability, stock options may be exercised within one year following the disability of the Participant; and

If for any reason other than death, retirement, resignation, cause or disability, stock options may be exercised within three months of such termination.

An unexercised option shall be exercisable after a Participant’s termination of service only to the extent that such option was exercisable on the date of the Participant’s termination of service. Notwithstanding the foregoing, the Committee and the Board of Directors shall have the power to accelerate the exercisability of options, whether before or after a Participant’s termination of service, and to permit options to remain exercisable after a Participant’s termination of service for periods longer than those set forth in Section 14.A., subject to compliance with applicable law.

In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

To the extent any Award other than stock options is exercisable by a Participant, such Award shall be exercisable after termination of service (in the case of Employees) within the time periods specified in A (i) to A (vii) above, subject to the provisions of Section 14.B. In the case of a non-Employee Participant, such Award will be exercisable in accordance with the terms thereof unless the Committee has required continued service to the Corporation or a Subsidiary as a condition to the exercise of an Award, in which event the exercise of an Award following termination of services by a non-Employee Participant shall be provided for by the Committee.

NONASSIGNABILITY

The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the person to whom a stock option or similar right (including a stock appreciation right) is granted, such person alone may exercise it. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

ADJUSTMENT OF SHARES AVAILABLE

The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards and the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

PAYMENT OF WITHHOLDING TAXES

As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation also may deduct such withholding taxes from any Award paid in cash.

AMENDMENTS

The Board of Directors may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by applicable law. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

REGULATORY APPROVALS AND LISTINGS

Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

4

NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.

NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

No Participant shall have any rights as a stockholder of the Corporation until Participant acquires an unconditional right under an Award to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock option, the unconditional right to have shares of Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

SPECIAL PROVISION PERTAINING TO PERSONS SUBJECT TO SECTION 16

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time, or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

INDEMNIFICATION

In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

GOVERNING LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

5

Q.E.P. CO., INC.

1081 Holland Drive

Boca Raton, Florida 33487

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE 2004 ANNUAL MEETING OF THE COMPANY’S STOCKHOLDERS.

The undersigned hereby appoints Lewis Gould and Marc P. Applebaum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Q.E.P. Co., Inc. held of record by the undersigned at the close of business on June 15, 2004, at the annual meeting of stockholders to be held on July 9, 2004 or any adjournment thereof.

1.	ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW)

GEARY COTTON	LEONARD GOULD	LEWIS GOULD
CHRISTIAN NAST		EMIL VOGEL

2.	PROPOSAL TO APPROVE THE AMENDMENT TO THE Q.E.P. CO., INC. OMNIBUS STOCK PLAN OF 1996 TO (1) INCREASE FROM 500,000 TO 1,000,000, THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK THAT MAY BE ISSUED THEREUNDER; (2) TO EXTEND THE TERMINATION DATE OF THE PLAN FROM JUNE 20, 2006 UNTIL JUNE 20, 2014; AND (3) TO MAKE CERTAIN OTHER CHANGES.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(Continued on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

DATED: 2004

Signature

Signature if held jointly

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE